UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2014

ZOLTEK COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Missouri	0-20600	43-1311101
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification
organization)		Number)

3101 McKelvey Road
St. Louis, Missouri		63044
(Address of principal executive offices)		(Zip Code)

(314) 291-5110

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

By notice dated January 20, 2014 (the “Extension Notice”), Toray Industries, Inc., a Japanese kabushiki kaisha (“Parent”), gave notice under the Agreement and Plan of Merger, by and among Zoltek Companies, Inc. (the “Company”), Parent, and TZ Acquisition Corp., a Missouri corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), dated as of September 27, 2013 (the “Merger Agreement”), of its election to extend the termination date under the Merger Agreement from January 31, 2014 to April 30, 2014. Upon the terms and subject to the conditions in the Merger Agreement, Merger Sub will merge with and into the Company with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”).

In the Extension Notice, Parent stated that the extension of the termination date relates to a notice from the Committee on Foreign Investment in the United States (“CFIUS”) that it would undertake an investigation of the Merger. CFIUS advised the parties that its investigation is to be completed no later than March 3, 2014. Under the terms of the Merger Agreement, written confirmation from CFIUS that a review of the Merger under the Foreign Investment and National Security Act of 2007 has been completed and that there are no unresolved national security concerns with respect to the Merger (the “CFIUS Confirmation”) is a condition that must be satisfied or waived before the Merger can be consummated. Pursuant to the Extension Notice, the termination date under the Merger Agreement will be extended from January 31, 2014 to April 30, 2014 provided that, as of January 31, 2014, the CFIUS Confirmation or other specified legal and regulatory conditions have not been met, but all other closing conditions under the Merger Agreement have been satisfied or waived.

The Company expects to close the Merger as soon as practicable following satisfaction or waiver of all conditions to closing, including the CFIUS Confirmation.

Item 8.01     Other Events.

The information set forth under Item 1.01 is incorporated herein by reference.

As previously disclosed in the Definitive Proxy Statement on Schedule 14A (the “Definitive Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) by the Company on December 11, 2013, a total of 13 purported class actions arising out of the execution of the Merger Agreement were filed in the Circuit Court of St. Louis County, Missouri against the Company and the Company’s directors by purported shareholders of the Company. All but one of the lawsuits also named Parent and/or Merger Sub as defendants. The Circuit Court of St. Louis County, Missouri consolidated the actions under the caption In Re: Zoltek Companies, Inc. Shareholder Litigation, Cause No. 13-SL-CC-3419, on November 26, 2013 (the “Consolidated Action”). The Consolidated Action alleges, among other things, that (1) each of the Company’s directors breached his fiduciary duties to the Company’s shareholders in connection with approval of the transactions contemplated by the Merger Agreement, (2) the Company, Parent and Merger Sub aided and abetted the Company’s directors in such breaches of their fiduciary duties, and (3) the Company failed to disclose certain material information in the Definitive Proxy Statement. The Consolidated Action seeks, among other things, injunctive relief preventing the parties from completing the Merger and directing the Company directors to account to the Company and the purported class for all damages suffered as a result of the breaches of fiduciary duties and awards of attorneys’ fees and expenses for the plaintiffs.

On January 15, 2014: (1) the parties agreed to withdraw certain pending discovery motions; (2) the lead plaintiffs agreed not to pursue injunctive or other relief to delay the Special Meeting or the consummation of the Merger; (3) the Company agreed not to oppose a motion to be filed by the plaintiffs after the Special Meeting and consummation of the Merger for leave to further amend the amended petition in the Consolidated Action; and (4) the Company agreed to furnish the lead plaintiffs copies of certain minutes of meetings of the Board of Directors, presentations made by Company management and the Company’s financial advisor, and confidentiality agreements executed by parties participating in the Company’s strategic alternatives evaluation process. These agreements were memorialized in a stipulated Order and Judgment entered by the Court on January 17, 2014.

Item 9.01     Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired. Not applicable.

(b)      Pro forma financial information. Not applicable.

(c)      Shell company transactions. Not applicable.

(d)      Exhibits. Not applicable.

Special Note Regarding Forward-Looking Statements.

This current report contains certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “believe,” “goal,” “plan,” “intend,” “estimate,” and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of us, our directors and officers with respect to, among other things: (1) our financial prospects; (2) our growth strategy and operating strategy, including our focus on facilitating acceleration of the introduction and development of large-volume applications for commercial carbon fibers; and (3) our current and expected future revenue.

This current report also contains statements that are based on the current expectations of the Company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors.

The factors that might cause such differences include, among others: (1) the occurrence of any event, change or other circumstances that could give rise to termination of the merger agreement before the merger is completed; (2) the outcome of any legal proceedings instituted against the Company and others following announcement of the merger agreement; (3) our ability to complete the proposed merger due to the failure of the Company, Toray Industries, Inc. or TZ Acquisition Corp. to satisfy the conditions to the merger, including, but not limited to, obtaining the approval of the Company’s shareholders, antitrust approval, CFIUS Confirmation and other closing conditions; (4) potential employee retention difficulties as a result of the proposed merger; (5) disruption of the Company’s operations as a result of the merger; (6) our ability to realize the benefits of the merger; and (7) other risk factors identified in the Company’s filings with the SEC. The forward-looking statements included in this current report are made only as of the date hereof. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this current report except as required by law.

Additional Information and Where to Find It

This current report may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, the Company filed the Definitive Proxy Statement with the SEC on December 11, 2013. Shareholders and investors are urged to carefully read the Definitive Proxy Statement because it contains important information about the merger.

Shareholders and investors may obtain a free copy of the Definitive Proxy Statement, and other documents filed by the Company with the SEC, at the SEC’s website at www.sec.gov. Free copies of the documents filed with the SEC by the Company will be available on the Company’s website at http://www.zoltek.com/com under the “Investor Relations” tab, or by directing a request to Jill A. Schmidt, Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044, telephone number: (314) 291-5110. Investors may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

The Company and its directors, executive officers and certain members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed merger. Information concerning the interests of the persons who may be participants in the solicitation is set forth in the Definitive Proxy Statement. Information concerning beneficial ownership of the Company’s common stock by its directors and certain executive officers is included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2013, and subsequent statements of changes in beneficial ownership on file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     January 21, 2014

ZOLTEK COMPANIES, INC.

By:	/s/ Andrew W. Whipple
Andrew W. Whipple
Chief Financial Officer